                                                                   EXHIBIT 10.29

                                LEASE AGREEMENT


                                    between


                              BRE PROPERTIES, INC.
                                 as "Landlord"


                                      and


                            PRIMAX ELECTRONICS, INC.
                                  as "Tenant"

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----

1.   PREMISES...............................................................  1

2.   TERM; POSSESSION.......................................................  1

3.   RENT...................................................................  3

4.   ADDITIONAL RENT:  OPERATING COSTS AND TAXES............................  3

5.   TENANT'S TAXES.........................................................  7

6.   USE OF PREMISES........................................................  7

7.   ALTERATIONS............................................................  8

8.   MAINTENANCE AND REPAIRS................................................  9

9.   TRADE FIXTURES......................................................... 10

10.  UTILITIES.............................................................. 10

11.  EXCULPATION AND INDEMNIFICATION........................................ 11

12.  INSURANCE.............................................................. 11

13.  DAMAGE AND DESTRUCTION................................................. 13

14.  CONDEMNATION........................................................... 15

15.  ASSIGNMENT AND SUBLETTING.............................................. 17

16.  DEFAULT AND REMEDIES................................................... 19

17.  LATE CHARGE; INTEREST.................................................. 23

18.  WAIVER................................................................. 23

19.  ENTRY AND INSPECTION................................................... 23

20.  SURRENDER, HOLDING OVER................................................ 24

21.  SUBORDINATION; ATTORNMENT; NONDISTURBANCE.............................. 25

22.  MORTGAGE PROTECTION.................................................... 25

23.  ESTOPPEL CERTIFICATES.................................................. 26

24.  NOTICES................................................................ 26

25.  ATTORNEYS' FEES........................................................ 26

26.  QUIET POSSESSION....................................................... 27

27.  FORCE MAJEURE.......................................................... 27

28.  RULES AND REGULATIONS.................................................. 27

29.  LANDLORD'S LIABILITY................................................... 27

30.  CONSENTS AND APPROVALS................................................. 28

31.  BROKERS................................................................ 28

32.  RIGHTS RESERVED BY LANDLORD............................................ 28

33.  HAZARDOUS MATERIALS.................................................... 29

34.  SECURITY DEPOSIT....................................................... 33

35.  TENANT'S FINANCIAL CONDITION........................................... 33

36.  ENTIRE AGREEMENT....................................................... 34

37.  MISCELLANEOUS.......................................................... 34

38.  Authority.............................................................. 35


EXHIBIT A:  THE PREMISES.................................................... 36

EXHIBIT B:  CONSTRUCTION RIDER.............................................. 37

EXHIBIT C:  BUILDING RULES.................................................. 41

EXHIBIT D:  GUARANTY OF LEASE............................................... 43

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE is made as of the ____________________________ day of March, 1995, by and between BRE PROPERTIES, INC., a Delaware corporation ("Landlord"), and PRIMAX ELECTRONICS, INC. a ____________________________ corporation ("Tenant"). Landlord and Tenant hereby agree as follows:

     1.   PREMISES.  Landlord hereby leases to Tenant, and Tenant hereby leases
          --------
from Landlord, upon the terms and subject to the conditions of this Lease, approximately 29,340 square feet of space located in a portion of the single-story, freestanding building located at 525 Almanor Avenue, Sunnyvale, California (the "Building"), as depicted on Exhibit A attached hereto and made a
                                            ---------
part hereof (the "Premises"). The Building, the parking area on the Land (as hereinafter defined) that serves the Building ("Parking Area"), the parcel(s) of land on which the Building and Parking Area are situated (the "Land"), and the other improvements on the Land, if any, are collectively referred to herein as the "Property."

     2.   TERM; POSSESSION.
          ----------------

          2.1  Initial Term.  The term of this Lease (the "Term") shall commence
               ------------
on the "Commencement Date" specified below and, unless sooner terminated pursuant to the provisions of this Lease, shall expire on the date that is the last day of the sixtieth (60th) month after the Commencement Date ("Expiration Date"). The Commencement Date shall be:

          (a) The date on which Landlord has (i) "Substantially Completed" the Improvements to be constructed and installed with respect to the Premises by Landlord ("Improvements"), as provided in the Construction Rider attached hereto as Exhibit B and made a part hereof ("Construction Rider"), and (ii) delivered
   ---------
possession of the Premises to Tenant; or

          (b) Any earlier date upon which Tenant, with Landlord's permission, actually occupies and conducts business in any portion of the Premises.

     The parties anticipate that the Commencement Date will occur on or about May 1, 1995 ("Scheduled Commencement Date"). In the event the Commencement Date has not occurred by the Scheduled Commencement Date, the Commencement Date shall be determined in accordance with the provisions of the Construction Rider. When the Commencement Date has been established, Landlord and Tenant shall confirm the same in writing.

          2.2  Extension Option.  Provided no default by Tenant exists under the
               ----------------
Lease at the time of exercise or at any time thereafter until the beginning of such extension of the Term, Tenant shall have the option to extend the Term of the Lease ("Extension Option") for two additional consecutive periods of five
(5) years each

("Extension Period"), by giving written notice to Landlord of the exercise of such Extension Option no earlier than nine (9) months and not later than six (6) months prior to the Expiration Date of the initial term or the Expiration Date of the first Extension Period. The exercise of the Extension Option by Tenant shall be irrevocable and shall cover the entire Premises. Upon such exercise, the Term of the Lease shall be extended for the Extension Period without the execution of any further instrument by the parties; provided that Landlord and Tenant shall, if requested by either party, execute and acknowledge an instrument confirming the exercise of the Extension Option. The Extension Option shall terminate if not exercised precisely in the manner provided herein. The extension of the Term shall be upon all the terms and conditions set forth in the Lease and all Exhibits thereto, except that:

          (a) Tenant shall have no further options to extend the Term;

          (b) The Initial Base Rent for the Extension Period shall be equal to the "Fair Market Base Rent," as hereinafter defined, for the term and space involved, which shall be determined as set forth below. "Fair Market Base Rent" shall mean the "fair market" Base Rent at the time or times in question for the applicable space, based on the prevailing rentals then being charged to new tenants in other buildings in the Irvine, California area, of comparable size, location, quality and age as the Building, taking into account the desirability, location, size, quality and tenant finish allowance and/or tenant improvements in the Building and of the buildings which are being used for comparison. Fair Market Base Rent shall also reflect the then prevailing rental structure for similar buildings in the general vicinity of the premises, so that if, for example, at the time Fair Market Base Rent is being determined the prevailing rental structure for comparable space and for comparable lease terms includes periodic rental adjustments or escalations, Fair Market Base Rent shall reflect such rental structure.

     Landlord and Tenant shall endeavor to agree upon the Fair Market Base Rent. If they are unable to so agree within thirty (30) days after receipt by Landlord of Tenant's notice of exercise of its Extension Option, Landlord and Tenant shall mutually designate a licensed real estate broker who is active in the leasing of commercial space in the general vicinity of the Premises and who has not previously acted on behalf of either party. If the parties are unable to agree upon a real estate broker within forty-five (45) days after Landlord receives Tenant's Extension Option notice, a real estate broker meeting the qualifications described above shall be appointed pursuant to California Code of Civil Procedure Section 1281.6. Within three (3) days of the appointment of the broker, the parties shall submit to the broker their respective "final and best" Fair Market Base Rent determinations which they had submitted to the other party prior to the appointment of the broker. Within thirty (30) days of the appointment of the broker, the broker shall then select one of the two determinations as the Fair Market Base Rent, and such determination shall be binding on Landlord and Tenant. Landlord and Tenant shall share equally the cost of the broker.

     In the event the Fair Market Base Rent for the Extension Period has not been determined at such time as Tenant is obligated to pay Base Rent for such Extension Period, Tenant shall pay as Base Rent, pending such determination, the Base Rent in effect for such space immediately prior to the Extension Period; provided, that upon the determination of the applicable Fair Market Base Rent, any shortage of Base Rent paid, together with interest at the rate set forth in
Section 17.2-"Interest Rate," shall be paid to Landlord by Tenant.

     In no event shall the monthly Base Rent during the Extension Period be less than the Base Rent in effect immediately prior to such Extension Period.

     3.   RENT.
          ----

          3.1  Base Rent.  During the Term, Tenant shall pay to Landlord, as
               ---------
monthly base rent for the Premises ("Base Rent"), without offset, deduction, prior notice or demand, the amounts set forth below:

                        Period           Base Monthly Rent
                        ------           -----------------
                Months 1 through 60           $19,071

     Base Rent for the first and the second month of the Term for which Base Rent is payable, in the amount of $38,142 ($19,071 x 2), shall be payable in advance upon the execution of this Lease. Thereafter, Base Rent shall be payable in advance on the first day of each calendar month during the Term that follows the second month of the Term for which Base Rent is payable. Base Rent for any partial month during the Term shall be prorated, based upon the daily Base Rent then in effect and the number of days during the month that the Term is in effect.

          3.2  Payment of Rent.  All amounts payable or reimbursable by Tenant
               ---------------
to Landlord under this Lease, including amounts payable as late charges or interest, shall constitute "Rent" and shall be payable and recoverable as Rent in the manner provided in this Lease. All sums payable to Landlord on demand under the terms of this Lease shall be payable within five (5) days after written notice from Landlord of the amounts due. All Rent shall be paid to Landlord in lawful money of the United States at the address specified in
Section 24-"Notices" or at such other place as Landlord may from time to time designate in writing.

     4.   ADDITIONAL RENT:  OPERATING COSTS AND TAXES.
          -------------------------------------------

          4.1  Definitions.  For purposes of this Lease the following terms
               -----------
shall be defined as follows:

          (a) "Operating Costs" means all direct costs of managing, operating, maintaining and repairing the Property, including, but not limited to: (1) costs of maintenance and repair of any item that Landlord is obligated or elects to maintain or repair under this Lease (including without limitation pursuant to Section 8.2 hereof); (2) costs of any utilities and services provided to the Property; (3) charges for the services of independent contractors and compensation (including employment taxes and fringe benefits) for persons who perform duties in connection with the operation, maintenance and repair of the Property; (4) premiums for property (including coverage for earthquake and flood if carried by Landlord), liability, rental income and other insurance relating to the Property, and deductible amounts under such insurance paid in connection with the repair or restoration of the Property after damage or destruction of the Property; (5) fees and charges for licenses, permits and inspections; (6) costs of capital improvements required to meet new or changed governmental regulations or which are intended to reduce Operating Costs or improve the appearance, efficiency or image of the Building, such costs, together with interest on the unamortized balance at the rate of eleven percent (11%) per annum or any higher rate paid by Landlord on funds borrowed for the purpose of, constructing such capital improvements, to be amortized over such periods as Landlord may reasonably determine; (7) property management fees allocable to the Property; (8) costs for accounting, legal and other professional services incurred in connection with the operation of the Property and the calculation of Operating Costs and Taxes; (9) a reasonable allowance for depreciation on machinery and equipment used to maintain the Property; (10) the reasonable cost of contesting the validity or applicability of any governmental enactments that may affect the Property; and (11) any other expense or charge, whether or not hereinbefore described, which in accordance with generally accepted property management practices would be considered an expense of managing, operating, maintaining and repairing the Property.

     Operating Costs shall not include (i) capital improvements subsequent to the initial construction and development of the Property, other than those specifically enumerated above in the definition of Operating Costs; (ii) interest and principal payments on loans or indebtedness secured by the Property; (iii) depreciation or amortization, other than as specifically enumerated above in the definition of Operating Costs; or (iv) the excess of the cost of supplies and services provided by subsidiaries and affiliates of Landlord over competitive costs by independent suppliers and contractors of comparable buildings in the vicinity of the Property.

          (b) "Taxes" means all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Property; governmental charges, fees or assessments for transit (including without limitation, area-wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Property; personal property taxes assessed on the personal property of Landlord used in the operation of the Property; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Property or the personal property described above; taxes and assessments on the gross or net rental receipts of Landlord derived from the Building (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources); and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above. The term "Taxes" shall include any increase in Taxes resulting from a revaluation or reassessment resulting from a "change of ownership," as defined in Sections 60, 61 and 64 of the California Revenue and Taxation Code and the regulations issued by the Board of Equalization thereunder. The term "Taxes" shall not include any "Tenant's Taxes" as defined in Section 5-"Tenant's Taxes."

          (c) Operating Costs and Taxes for any year during which average occupancy of the Building is less than ninety-five percent (95%) shall be calculated based upon the Operating Costs and Taxes that would have been incurred if the Building were so occupied during the entire calendar year.

          (d) "Tenant's Share" means a fraction equal to the number of square feet of space in the Premises (29,340 square feet) divided by 85,680 total square feet, or 34.24%.

          4.2  Additional Rent.  During the Term, Tenant shall pay to Landlord,
               ---------------
as "Additional Rent," Tenant's Share of Operating Costs and Taxes.

          4.3  Notice and Payment.  Prior to the Commencement Date and,
               ------------------
thereafter, as close as reasonably possible to the end of each fiscal year of Landlord (each such fiscal year commencing on August 1), Landlord shall notify Tenant of Operating Costs and Taxes estimated by Landlord for the following fiscal year. Commencing on the Commencement Date and on the first day of every month thereafter, Tenant shall pay to Landlord, as Additional Rent, one-twelfth (1/12th) of Tenant's Share of Operating Costs and Taxes for each fiscal year as estimated by Landlord. If at any time during any fiscal year it appears to Landlord that Operating Costs or Taxes for such year will vary from Landlord's estimate, Landlord may, by written notice to Tenant, revise its estimate for such year and the Additional Rent payments by Tenant for such year shall thereafter be adjusted to reflect such revised estimate.

     As soon as possible after each fiscal year for which Tenant has made estimated payments or is liable for Tenant's Share of Operating Costs and Taxes, Landlord shall furnish Tenant a statement with respect to such year, certified by Landlord, showing Operating Costs and Taxes and Tenant's Share thereof, and the total payments made by Tenant on the basis of any previous estimate. Unless Tenant raises any objections to Landlord's statement within ten (10) days after receipt of the same, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute such statement or any item therein or the computation of Operating Costs or Taxes. If Tenant does object to such statement, Landlord shall provide Tenant with reasonable verification of the figures shown on the statement and the parties agree to negotiate in good faith to resolve any disputes. Any amounts due Landlord or Tenant shall be paid in the manner set forth below. Any objection of Tenant to Landlord's statement and resolution of any dispute shall not postpone the time for payment of any amounts due Tenant or Landlord based on Landlord's statement, nor shall any failure of Landlord to deliver Landlord's statement in a timely manner relieve Tenant of its obligation to pay any amounts due Landlord based on Landlord's statement.

     If Tenant's Share of Operating Costs and Taxes for the year as finally determined exceeds the total payments made by Tenant based on Landlord's estimates, Tenant shall pay Landlord the deficiency within ten (10) days of Tenant's receipt of Landlord's statement. If the total payments made by Tenant based on Landlord's estimate of Operating Costs and Taxes exceed Tenant's Share of Operating Costs and Taxes, as determined by Landlord, Tenant's excess payment shall be credited toward future payments by Tenant of estimated Operating Costs and Taxes.

     For any partial fiscal year at the commencement or termination of this Lease, Tenant's Share of any Operating Costs and Taxes for such year shall be prorated on the basis of a 365-day year by computing Tenant's Share of Operating Costs and Taxes for the entire year and then prorating such amount for the number of days the term of this Lease was in effect during such year. Notwithstanding the termination of this Lease, and within ten (10) days of Tenant's receipt of Landlord's statement regarding the determination of Operating Costs and Taxes for the fiscal year in which this Lease terminates, Tenant shall pay to Landlord or Landlord shall pay to Tenant, as the case may be, an amount equal to the difference between Tenant's Share (as prorated) of Operating Costs and Taxes for such year, as finally determined by Landlord, and the amount previously paid by Tenant toward Tenant's Share of Operating Costs and Taxes.

          4.4  Triple Net.  This Lease shall be deemed and construed to be a
               ----------
"Net, Net, Net" lease, and Tenant shall pay to Landlord all Rent and other payments due hereunder free of any charges, assessments, impositions or deductions of any kind and without any abatement, deduction or setoff whatsoever. Under no circumstances or conditions, whether now existing or hereafter arising, and whether or not beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever or be under any obligation or liability with respect to the Premises, except as may be expressly otherwise set forth herein. Without limiting the generality of the foregoing provisions, Tenant shall bear sole responsibility for the payment of each and every item of cost or expense of every kind and nature whatsoever for the payment of which Landlord would otherwise be or become liable by reason of its estate or interest in the Premises, or by reason of any rights or interests of Tenant in or under this Lease, or by reason of or in any manner connected with or arising from the maintenance, repair, alteration, improvement, remodeling, renovation, use or occupancy of any improvements on the

Premises, or any portion thereof, or the leasing, operation or management thereof, except as may be expressly otherwise set forth herein.

     5.   TENANT'S TAXES.
          --------------

          (a) "Tenant's Taxes" shall mean all taxes, assessments, license fees and other governmental charges or impositions, to the extent not otherwise included in Real Property Taxes, levied or assessed against or with respect to Tenant's personal property or Trade Fixtures installed, located or attached to the Premises, whether levied directly against Tenant or levied against Landlord or the Premises.

          (b) Tenant shall pay all Tenant's Taxes before delinquency and, at Landlord's request, shall furnish Landlord satisfactory evidence thereof. If Tenant fails timely to pay any Tenant's Taxes levied directly against Tenant, if any Tenant's Taxes are levied against Landlord or the Premises, or if the assessed value of the Premises is increased by the inclusion of a value placed on Tenant's personal property, Trade Fixtures or Alterations, Landlord may pay the portion of Tenant's Taxes that is not paid by Tenant or that is levied or assessed against Landlord or the Premises. Landlord may pay such Tenant's Taxes regardless of the validity of their levy or assessment and whether or not Tenant elects to contest the same if, in the reasonable judgment of Landlord, the failure to pay such taxes will jeopardize the interest of Landlord in the Premises. If Landlord pays Tenant's Taxes or any portion thereof, Tenant shall, immediately upon demand by Landlord, reimburse Landlord for the amount of such payment, together with interest at the Interest Rate from the date of Landlord's payment to the date of Tenant's reimbursement.

     6.   USE OF PREMISES.  The Premises shall be used for general office
          ---------------
purposes, and for no other business or purpose.

     Tenant shall, at its sole expense, comply with all present and future governmental laws, ordinances, rules and regulations relating to the Premises and Tenant's use or occupancy thereof (collectively, "Legal Requirements") and shall observe the "Building Rules" (as defined in Section 28-"Rules and Regulations"). Tenant shall not do, bring, keep or sell anything in or about the Premises that is prohibited by the standard form of fire insurance policy or that will cause a cancellation of, or an increase in the existing premium for, any insurance policy covering the Premises or any part thereof. If Tenant does anything in or about the Premises that will cause an increase in the existing premium for any insurance policy covering the Premises, Tenant shall pay such increase within thirty (30) days of written request therefor. Any breach of the foregoing covenants shall constitute a default under this Lease.

     Tenant shall not occupy or use the Premises, or permit the Premises to be occupied or used, in any manner that will constitute waste or a nuisance.
Tenant shall not, without the prior consent of Landlord, bring into the Building or use or incorporate in the Premises any apparatus, equipment or supplies that may cause substantial vibration or overload the Building or any of its utility or elevator systems or jeopardize the structural integrity of the Building or any part thereof.

     Tenant shall keep the Premises clean and in good order, and shall do nothing which interferes with the cleanliness and good order of the remainder of the Property.

     7.   ALTERATIONS.  All alterations, improvements or changes to the Premises
          -----------
desired by Tenant, including signage ("Alterations") shall be made at Tenant's expense and shall require Landlord's prior approval. If Tenant desires any Alteration, Tenant shall submit to Landlord for its prior approval (which approval shall not, provided such Alteration does not affect the structural portions or the mechanical or utility systems of the Building, and subject to other terms of this Lease, be unreasonably withheld or delayed) reasonably detailed final plans and specifications and the name of the contractor proposed by Tenant to make the Alteration. Tenant shall obtain all applicable permits, authorizations and governmental approvals before commencement of the Alteration, and the Alteration shall be completed with due diligence in compliance with the plans and specifications approved by Landlord. In making any Alteration, Tenant shall comply in all respects with the Building Rules and with Section 6-"Use of Premises."

     All Alterations shall be made at such times and in such manner as Landlord may designate, only by such contractors or mechanics as are approved by Landlord, and subject to all other conditions which Landlord may in its discretion impose. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including any reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and the cost of updating the existing as-built plans and specifications of the Building to reflect the Alterations.

     All Alterations shall be the property of Landlord, and upon expiration or termination of this Lease, all Alterations shall be surrendered with the Premises at the end of the Term in accordance with Section 20.1-"Surrender"; provided, however, that Landlord may elect, by notice to Tenant before the end of the Term, to require Tenant, at Tenant's expense, to remove any Alterations and to restore the Premises to the condition designated by Landlord.

     Tenant shall obtain liability insurance, in form and amount and from an insurance company acceptable to Landlord, insuring Tenant against damage to person and property arising out of the construction of the Alteration. If the cost of any Alteration exceeds $10,000, then Tenant shall obtain a completion bond for the work, which bond shall be issued by a company acceptable to Landlord. Tenant shall keep the Premises free and clear of all liens and encumbrances of any nature whatsoever arising out of any work performed, materials furnished or obligations incurred by Tenant, including mechanics' and materialmen's liens. Tenant shall give Landlord at least five (5) business days' notice prior to the commencement of any Alterations, whether or not Landlord's consent is required for any such Alteration. Landlord may post and record an appropriate notice of non-responsibility with respect to any Alteration or the installation of any "Trade Fixtures" (as defined in Section 9-"Trade Fixtures"), and Tenant shall maintain any such notices posted by Landlord in or on the Premises. In the event any such lien attaches to the Premises, and Tenant does not cause the same to be released by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released by such means as it shall deem proper, and any reasonable sums expended by Landlord in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord until reimbursed by Tenant, at the Interest Rate.

     8.   MAINTENANCE AND REPAIRS.
          -----------------------

          8.1  Tenant's Obligations.  By taking possession of the Premises
               --------------------
Tenant agrees that the Premises are then in a tenantable and good condition. Subject to the provisions of Sections 8.2-"Landlord's Obligations," 13-"Damage and Destruction," and 14-"Condemnation," Tenant shall, at Tenant's sole expense and at all times, keep the Premises and every part thereof, including all equipment, facilities, systems, and other personal property or fixtures in, on or serving the Premises, in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Tenant, and whether or not the need for such repairs arises as a result of Tenant's use, the elements or the age of such portion of the Premises). In connection with the foregoing obligations of Tenant, Tenant shall, at its sole expense, procure and maintain contracts, with copies to Landlord, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, and (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection.

          8.2  Landlord's Obligations.  Landlord shall perform such maintenance
               ----------------------
and repair as may be reasonably necessary to keep the structural portions of the Building, the exterior of the Building (other than windows), the roof of the Building, and the Parking Area in good condition, order and repair; provided, however, that except for the agreements of Landlord contained in this Section
8.2 and in Sections 13 and 14, it is intended by the parties hereto that Landlord have no obligations, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, all of which obligations are intended to be that of the Tenant under Section 8.1 hereof. All such repair and maintenance costs to Landlord will be Operating Costs under Section 4. 1 (a).

          8.3  Waiver.  As a material part of the consideration for this Lease,
               ------
Tenant hereby waives the provisions of California Civil Code Sections 1932(l), 1941 and 1942 or any other applicable existing or future law, ordinance or governmental regulation permitting Tenant to make repairs at Landlord's expense.

     9.   TRADE FIXTURES.  Subject to the provisions of Sections 6-"Use of
          --------------
Premises" and 7-"Alterations," Tenant may install and maintain furnishings, equipment, movable partitions, business machines and other trade fixtures ("Trade Fixtures") in the Premises, provided that the Trade Fixtures do not become an integral part of the Building. Tenant, if not then in default under this Lease, may alter or remove any of its Trade Fixtures at any time during the Term or upon its expiration or termination. Tenant shall promptly repair any damage to the Building caused by such removal. If Tenant fails to make such repairs, Landlord may do so at Tenant's expense, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord until reimbursed by Tenant, at the Interest Rate.

     10.  UTILITIES.  Tenant shall directly contract with, and pay directly to
          ---------
the vendor thereof, all water, gas, heat, electricity, light, power, telephone, trash disposal, janitorial, security and any other utilities and services supplied to the Premises, together with any taxes thereon. In the event of Tenant's failure to pay timely for any such service, Landlord may, but shall not be obligated to, pay for such service, the costs of which shall be payable by Tenant on demand by Landlord, with interest thereon from the date of expenditure by Landlord until reimbursed by Tenant, at the Interest Rate. Any lien placed on the Premises relating to any service to the Premises during the Term shall be discharged by Tenant (or Landlord, if Tenant fails to do so) in the same manner as provided in Section 7-"Alterations."

     No interruption in or failure of any service or utility provided to the Premises shall, regardless of its duration, constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant or entitle Tenant to an abatement of Rent or to terminate this Lease. As a material part of the consideration for this Lease, Tenant hereby waives the provisions of California Civil Code Section 1932(l) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to such interruption in or failure of any service or utility.

     In the event any government authority having jurisdiction over the Premises or the Property promulgates or revises any law, ordinance or regulation or building, fire or other code or imposes mandatory controls or guidelines on Landlord, Tenant or the Premises or the Property relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions (collectively "Controls"), Tenant shall comply with such Controls at its sale expense. If Tenant fails to so comply, Landlord may, but shall not be obligated to, comply with such Controls, the costs of which shall be payable by Tenant on demand with interest thereon from the date of expiration until reimbursed by Tenant, at the Interest Rate. Such compliance and the making of any alterations in connection with such compliance shall not constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant.

     11.  EXCULPATION AND INDEMNIFICATION.  Landlord shall not be liable to
          -------------------------------
Tenant for any loss, injury or other damage to any person or property (including, but not limited to, Tenant or Tenant's property) in, on or about the Premises or the Property from any cause (including, but not limited to: defects in the Premises or the Property or in any equipment in the Premises or the Property, fire, explosion or other casualty; or bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Property). Tenant hereby waives all claims against Landlord for such damage and the cost and expense of defending against claims relating to such damage.

     Tenant shall defend, indemnify and hold Landlord harmless from and against any Claims arising from (a) the acts or omissions of Tenant or its Representatives or Visitors in or about the Premises or the Property from and after the date hereof, or (b) any construction or other work undertaken by Tenant on the Premises or the Property from and after the date hereof, or (c) any breach or default under this Lease by Tenant from and after the date hereof, or (d) any accident, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises or the Property during the Term (collectively, "Claims"); excepting only such Claims caused by the willful acts or omissions of Landlord or its authorized representatives.

     The obligations of the parties under this Section 11 shall survive the expiration or termination of this Lease.

     12.  INSURANCE.
          ---------

          12.1 Tenant's Insurance.  Tenant, at its sole expense, shall maintain
               ------------------
in full force during the Term, for the mutual benefit of Landlord and Tenant, the following:

          (a) a policy or policies of Commercial General Liability insurance, provided on an occurrence form, with minimum limits of One Million Dollars ($1,000,000) General Aggregate, One Million Dollars ($1,000,000) Products-Completed Operations Aggregate, One Million Dollars ($1,000,000) Personal and Advertising Injury and One Million Dollars ($1,000,000) Each Occurrence combined single limit bodily injury and property damage, together with a corresponding Umbrella Excess Liability Insurance policy in an amount of not less than Two Million

Dollars ($2,000,000) over such underlying limits, on an occurrence form, providing coverage for all hazards and exposures covered on the underlying policy, which policy shall be reasonably approved by Landlord and will be in addition to and not in lieu of the underlying policy, insuring against the liability of Tenant, Tenant's Representatives and Tenant's Visitors for personal or bodily injury or property damage arising out of or incurred in connection with Tenant's use or occupancy of the Premises. Such policy or policies shall include a cross-liability endorsement and shall (as extended, if necessary, by endorsement) provide broad blanket contractual liability (including, without limitation, Tenant's indemnity obligations under this Lease), owner and contractor protective liability, completed operations and products liability and such other coverage as prudent landlords and owners of comparable properties may from time to time reasonably require based on Tenant's use of the Premises;

          (b) a policy or policies of property insurance with respect to Tenant's Alterations and Trade Fixtures in an amount not less than the full replacement cost thereof, on an agreed amount basis or such higher amount as Tenant may require, without any deduction being made for depreciation, as such replacement cost may increase from time to time (including, if applicable, increases due to Tenant's Alterations), providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage; and

          (c) a policy or policies of Worker's Compensation Insurance, as required by state law, including Employer's Liability Insurance, with a limit of not less than One Million Dollars ($1,000,000).

     During the Term the proceeds from any such policies of casualty insurance shall be used for the repair or replacement of the Alterations and Trade Fixtures so insured to the extent deemed necessary by Tenant, in Tenant's reasonable judgment, for the operation of its business in the Premises. Landlord shall have no interest in such casualty insurance and shall sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's personal property or Trade Fixtures. Any limits set forth in this Lease on the amount or type of coverage required by this Section 12.1 shall not limit the liability of Tenant under this Lease.

     Each policy of insurance required under this Section 12.1 shall be with an insurer licensed in the State of California, with an A.M. Best & Company Policyholder Rating of "A" or better and Financial Size Category of "XIII" or better, and shall require at least thirty (30) days' written notice to Landlord prior to any termination or alteration of the policy. Each policy of liability insurance shall name Landlord, its partners and its property manager and Mortgagees as additional insureds and provide that it is primary to, and not contributing with, any policy carried by Landlord covering the same loss. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Section 12.1 is in full force and effect and the premiums therefor have been paid.

     Not more frequently than once every year, Tenant shall increase the amounts of insurance as reasonably required by Landlord's lender or insurance broker if, in opinion of either of them, the amount of insurance then required under this Lease is not adequate.

          12.2 Landlord's Insurance.  During the Term, Landlord shall maintain
               --------------------
in effect insurance on the Building against fire, extended coverage perils and vandalism and malicious mischief (to the extent such coverages are available), with responsible insurers licensed to do business in the state in which the Building is located, insuring the Building and the Improvements in an amount equal to at least eighty percent (80%) of the replacement cost thereof, excluding foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts. Costs for such insurance shall be included in Operating Costs under Section 4. 1 (a).

          12.3 Waiver of Subrogation.  To the extent permitted by their
               ---------------------
respective policies of property insurance, Landlord and Tenant each hereby waive any right of recovery against the other and the authorized representatives of the other for any loss or damage that is covered by any policy of property insurance maintained by either party with respect to the Premises or any operation therein. If any policy of property insurance relating to this Lease or to the Premises does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall, if possible, obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy. If either party is not able to obtain such waiver, then such party shall have the other party named as an additional insured on all such policies of property insurance.

     13.  DAMAGE AND DESTRUCTION.
          ----------------------

          13.1 Landlord's Duty to Repair.  If all or a substantial part of the
               -------------------------
Premises are rendered untenantable or inaccessible by damage to all or any part of the Premises from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 13.2- "Landlord's Right to Terminate" or 13.3-"Tenant's Right to Terminate," then Landlord shall use reasonable efforts to repair and restore the Premises, to substantially its former condition to the extent of insurance proceeds received by Landlord therefor and as permitted by then applicable Legal Requirements; provided, however, that in no event shall Landlord have any obligation to repair or replace any of Tenants personal property, Trade Fixtures or Alterations.

     If Landlord is required or elects to repair damage to the Premises, this Lease shall continue in effect but the Base Rent from the date of the casualty through the date of substantial completion of the repair shall be abated with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair; provided, however, that if the casualty is the result of the willful misconduct or negligence of Tenant or Tenant's Representatives or Tenant's Visitors, there will be no such rental abatement. Notwithstanding Tenant's entitlement to rent abatement under the preceding provisions, Tenant shall continue to pay Tenant's then current Rent until such time as Landlord and Tenant agree on the amount of the rent abatement. If Landlord and Tenant are unable to agree on the amount of such abatement within ten (10) business days of the date they commence negotiations regarding the abatement, then either party may submit the matter to binding arbitration pursuant to Sections 1280 et seq. of the California Code of Civil Procedure. In
                          -- ---
no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Premises made necessary by such casualty.

          13.2 Landlord's Right to Terminate.  Landlord may elect to terminate
               -----------------------------
this Lease, effective as of the date of the casualty, under the following circumstances:

          (a) Where, in the reasonable judgment of Landlord, the damage cannot be substantially repaired and restored under applicable legal requirements within one (1) year from the date of the casualty;

          (b) Where, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies to make the required repairs; or

          (c) Where the Premises is damaged or destroyed to the extent that the cost to repair and restore the Premises exceeds twenty-five percent (25%) of the full replacement cost of the Premises, whether or not the Premises are at all damaged or destroyed.

     If any of the circumstances described in subparagraphs (a), (b) or (c) of this subsection occur or arise, Landlord must notify Tenant in writing of that fact within one hundred and twenty (120) days after the date of the casualty and in such notice Landlord must also advise Tenant whether Landlord has elected to terminate this Lease as of the date of the casualty.

          13.3 Tenant's Right to Terminate.  If all or a substantial part of the
               ---------------------------
Premises are rendered untenantable or inaccessible by damage to all or any part of the Premises from fire of other casualty, then Tenant may elect to terminate this Lease under the following circumstances:

          (a) Where Landlord has the right under Section 13.2-"Landlord's Right to Terminate" to terminate this Lease but has not elected to so terminate and Landlord fails to commence the required repair within one hundred and twenty
(120) days after the date of the casualty, in which event Tenant may elect to terminate this Lease upon notice to Landlord given within ten (10) days after such one hundred and twenty (120) day period, effective as of the next calendar month following such notice to Landlord.

          (b) In the circumstance described in Subsection 13.2(a) above; in which event Tenant may elect to terminate this Lease as of the date of the casualty by giving Landlord notice of such election to terminate within thirty
(30) days after Landlord's notice to Tenant pursuant to Section 13.2.

          (c) In the event any such casualty is the result of the willful Misconduct or negligence of Tenant, Tenant's Representatives or Tenant's Visitors, the termination rights described in Subsection 13.3(a) and 13.3(b) shall not be available to Tenant.

          13.4 Waiver of Statutory Provisions.  Landlord and Tenant each hereby
               ------------------------------
waive the provisions of California Civil Code Sections 1932(2), 1933(4) and any other applicable existing or future law, ordinance or regulation with respect to damage or destruction of leased premises or with respect to the termination of a lease agreement in the event of such damage or destruction under any circumstances other than as provided in Sections 13.2 and 13.3 above.

     14.  CONDEMNATION.
          ------------

          14.1 Definitions.  For purposes of this Section, the following terms
               -----------
shall be defined as follows;

          (a) "Award" shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation.

          (b) "Condemnation" shall mean (i) a permanent or temporary taking of all or a portion of the Premises pursuant to the exercise by a Condemnor of the power of condemnation or eminent domain, whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord of all or a portion of the Premises to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

          (c) "Condemnor" shall mean any public or quasi-public authority, private corporation or individual having the power of condemnation or eminent domain.

          (d) "Date of Condemnation" shall mean the earlier of the date that title to the property taken by the Condemnor is vested in the Condemnor or the date the Condemnor has the right to possession of the property being condemned.

          14.2 Condemnation.  If twenty-five percent (25%) or more of the
               ------------
Premises is totally taken by a permanent Condemnation, then at the election of either Landlord or Tenant, this Lease shall terminate as of the Date of Condemnation. If this Lease is not so terminated, this Lease shall remain in effect as to the portion of the Premises not taken. If all or a portion of the Premises is taken by a temporary Condemnation, this Lease shall remain in full force and effect.

          14.3 Restoration.  If this Lease is not terminated as provided in
               -----------
Section 14.2 following a Condemnation, Landlord shall diligently proceed to repair and restore the Premises to substantially their former condition (to the extent permitted by the then applicable Legal Requirements) and/or repair and restore the Building to an architecturally complete building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord therefor and not required to be paid to any Mortgagee. If the amount reasonably estimated to repair and restore the Premises is greater than the amount of the Award received by Landlord (and/or from Landlord's funds made available for such purpose, at Landlord's sole option), then either party shall be entitled to terminate the Lease by written notice given within thirty (30) days of the determination that such funds are insufficient.

          14.4 Abatement and Reduction of Rent.  If any portion of the Premises
               -------------------------------
is permanently taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of square feet in the Building so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a permanent Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Building.

          14.5 Award.  Except as provided below, any Award made shall be paid to
               -----
Landlord, and Tenant hereby assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired term of this Lease. However, Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary Condemnation where this Lease is not terminated, or an Award or portion thereof separately designated for relocation expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, Trade Fixtures or Alterations.

          14.6  Waiver.  Landlord and Tenant each hereby waive the provisions of
                ------
California Code of Civil Procedure Section 1265.130 and any other applicable existing or future law, ordinance or governmental regulation providing for, or allowing either party to petition the courts of the state in which the Premises is located for, a termination of this Lease upon a partial taking of the Premises.

     15.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          15.1 Landlord's Consent Required.  Tenant shall not assign, transfer,
               ---------------------------
mortgage, pledge, hypothecate or encumber this Lease or any interest therein (each a "Transfer"), and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

          15.2 Reasonable Consent.
               ------------------

          (a) If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed subtenant or assignee; (ii) the nature of the business proposed to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease; (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee; and (v) the form of the proposed sublease or assignment. Within thirty (30) days after Landlord receives all such information it shall notify Tenant whether it approves such assignment or subletting or if it elects to proceed under Section 15.8-"Landlord's Right to Space" below.

          (b) The parties hereto agree and acknowledge that, among other circumstances for which Landlord could reasonably withhold its consent to a sublease or assignment, it shall be reasonable for Landlord to withhold its consent where (i) less than all of the Premises are proposed to be assigned or sublet, (ii) the assignee or subtenant (a "Transferee") will not occupy the entire Premises, (iii) Landlord reasonably disapproves of the Transferee's reputation or creditworthiness or the character of the business to be conducted by the Transferee at the Premises, (iv) the rental and other consideration payable by the Transferee is less than that currently being paid by tenants under new leases of comparable space in similar buildings, or (v) Landlord otherwise determines that the assignment or sublease would have the effect of decreasing the value of the Premises.

          15.3 Excess Consideration.  If Landlord consents to the assignment or
               --------------------
sublease, Landlord shall be entitled to receive as additional Rent hereunder any consideration paid by the Transferee for the assignment or sublease and, in the case of a sublease, the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent payable hereunder applicable to the subleased space.

          15.4 No Release Of Tenant.  No consent by Landlord to any assignment
               --------------------
or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting, and the Transferee shall be jointly and severally liable with Tenant for the payment of Rent (or that portion applicable to the subleased space in the case of a sublease) and for the performance of all other terms and provisions of the Lease. The consent by Landlord to any assignment or subletting shall not relieve Tenant and any such Transferee from the obligation to obtain Landlord's express written consent to any subsequent assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer, Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

          15.5 Attorneys' Fees.  Tenant shall pay Landlord's reasonable
               ---------------
attorneys' fees incurred in connection with reviewing any proposed assignment or sublease.

          15.6 Transfer Of Ownership Interest.  If Tenant is a business entity,
               ------------------------------
any direct or indirect transfer of thirty percent (30%) or more of the ownership interest of the entity (whether all at one time or over the term of the Lease) shall be deemed a Transfer.

          15.7 Effectiveness of Transfer.  No permitted assignment (whether or
               -------------------------
not requiring Landlords consent) shall be effective until Landlord has received a counterpart of the assignment and an instrument in recordable form executed by the assignee in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of assignment. No permitted subletting (whether or not requiring Landlord's consent) by Tenant shall be effective until there has been delivered to Landlord a counterpart of the sublease and an instrument in recordable form executed by the subtenant in which the subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of Rent and for the performance of all of the terms and provisions of this Lease; provided, however, that the subtenant shall be liable to Landlord for Rent only in the amount set forth in the sublease. The failure or refusal of an assignee or subtenant to execute any such instrument shall not release or discharge the assignee or subtenant from its liability set forth above. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

          15.8  Landlord's Right to Space.  Notwithstanding any of the above
                -------------------------
provisions of this Section 15 to the contrary, if Tenant notifies Landlord that it desires to assign this Lease or sublet all or any part of the Premises, Landlord, in lieu of consenting to such assignment or sublease, may elect to terminate this Lease (in the case of an assignment or a sublease of the entire Premises), or to terminate this Lease as it relates to the space proposed to be subleased by Tenant (in the case of a sublease of less than the entire Premises). In such event, this Lease (or portion thereof) will terminate on the date the assignment or sublease was to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant.

          15.9 Lease Options.  Any options, rights of first refusal or rights of
               -------------
first offer, whether to extend, renew, lease or purchase this Lease, the Premises or other property, granted in this Lease or any amendment thereto, shall be personal to Tenant and shall terminate upon any assignment or subletting.

          15.10  Involuntary Assignment.  In the event that Landlord consents,
                 ----------------------
pursuant to Section 365 of the Federal Bankruptcy Code, to any assumption, assignment or sublease ("transfer") of the rights or interest of Tenant under this Lease, "adequate assurance of future performance" of this Lease by the transferee shall include, but not be limited to, establishment by the transferee of an impound account into which the transferee shall deposit, subject to withdrawal solely by Landlord from time to time as the same becomes due, an amount equal to the aggregate amount of all Rent which shall become due under this Lease during the remainder of the Term.

     16.  DEFAULT AND REMEDIES.
          --------------------

          16.1 Events of Default.  The occurrence of any of the following shall
               -----------------
constitute an "Event of Default" by Tenant:

          (a) Tenant fails to make any payment of Rent when due and such failure is not cured within five (5) days after notice to Tenant thereof.

          (b) Tenant fails to timely make payments of Rent when due under this Lease three (3) or more times during any twelve (12) month period during the Term.

          (c) Tenant abandons the Premises for thirty (30) consecutive days, which failure shall be deemed an abandonment of the Premises by Tenant.

          (d) Tenant fails to deliver any estoppel certificate requested by Landlord within the period described in Section 23-"Estoppel Certificates."

          (e) Tenant fails to comply with any of the provisions of Section 33-"Hazardous Materials."

          (f) Tenant ceases doing business as a going concern, makes an assignment for the benefit of creditors, is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of such petition) seeking relief under any reorganization, arrangement, consolidation, readjustment, liquidation, dissolution or similar arrangement or proceeding under any state or federal bankruptcy or other statute, law or regulation, or Tenant consents to or acquiesces in the appointment, pursuant to any state or federal bankruptcy or other statute, law or regulation, of a trustee, receiver or liquidator for the Premises, for Tenant or for all or any substantial part of Tenant's assets.

          (g) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any reorganization, arrangement, consolidation, readjustment, liquidation, dissolution or similar arrangement or proceeding under any state or federal bankruptcy or other statute, law or regulation, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment pursuant to any state or federal bankruptcy or other statute, law or regulation, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for the Premises, for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

          (h) Tenant fails to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and such failure is not cured within fifteen (15) days after notice to Tenant or, if such failure cannot be cured within such fifteen (15) business day period, Tenant fails within such fifteen (15)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice. In the case of any default that by its nature cannot be cured, such failure shall constitute an Event of Default immediately upon such notice to Tenant by Landlord.

          16.2 Remedies.  Upon the occurrence of an Event of Default, Landlord
               --------
shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

          (a) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including its re-entry into the Premises, its efforts to relet the Premises, its reletting of the Premises for Tenant's account, its storage of Tenant's personal property and Trade Fixtures, its acceptance of keys to the Premises from Tenant or its exercise of any other rights and remedies under this
Section 16.2, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises.

     Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code
Section 1951.2 or any other applicable existing or future law, ordinance or regulation providing for recovery of damages for such breach, including the following:

               (1) The reasonable cost of recovering the Premises; plus

               (2) The reasonable cost of removing Tenant's Alterations, Trade Fixtures and Improvements; plus

               (3) All unpaid Rent due or earned hereunder prior to the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided in subsection
(b) below, together with interest at the Interest Rate, on such sums from the date such Rent is due and payable until the date of the award of damages; plus

               (4) The amount by which the Rent which would be payable by Tenant hereunder, as reasonably estimated by Landlord, from the date of termination until the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, together with interest at the Interest Rate on such sums from the date such Rent is due and payable until the date of the award of damages; plus

               (5) The amount by which the Rent which would be payable by Tenant hereunder, as reasonably estimated by Landlord, for the remainder of the then Term, after the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus

               (6) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

          (b) Landlord may continue this Lease in full force and effect and may enforce all its rights and remedies under this Lease, including the right to recover Rent as it becomes due. During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and sublet all or any part of the Premises for Tenant's account to any person, for such term (which may be a period beyond the remaining Term of this Lease), at such rents and on such other terms and conditions as Landlord deems advisable. In the event of any such subletting, rents received by Landlord from such subletting shall be applied (i) first, to the payment of the costs of maintaining, preserving, altering and preparing the Premises for subletting and other costs of subletting, including brokers' commissions, attorneys' fees and expenses of removal of Tenant's personal property, Trade Fixtures, and Alterations; (ii) second, to the payment of Rent then due and payable; (iii) third, to the payment of future Rent as the same may become due and payable hereunder; and (iv) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the Term. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the Rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease by virtue of a previous Event of Default.

     During the continuance of an Event of Default, for so long as Landlord does not terminate Tenant's right to possession of the Premises and subject to
Section 15 and the options granted to Landlord thereunder, Landlord shall not unreasonably withhold its consent to an assignment or sublease of Tenant's interest in the Premises or in this Lease.

          (c) During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and remove all Tenant's personal property, Alterations and Trade Fixtures from the Premises. If Landlord removes such property from the Premises and stores it at Tenant's risk and expense, and if Tenant fails to pay the cost of such removal and storage after written demand therefor and/or to pay any Rent then due, after the property has been stored for a period of thirty (30) days or more Landlord may sell such property at public or private sale, in the manner and at such times and places as Landlord in its sole discretion deems commercially reasonable following reasonable notice to Tenant of the time and place of such sale. The proceeds of any such sale shall be applied first to the payment of the expenses for removal and storage of the property, preparation for and conducting such sale, and attorneys' fees and other legal expenses incurred by Landlord in connection therewith, and the balance shall be applied as provided in subsection (b) above.

     Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the Premises or removing and storing Tenant's personal property pursuant to this Section, and Tenant shall hold Landlord harmless from and against any loss, cost or damage resulting from any such act. No reentry by Landlord shall constitute or be construed as a forcible entry by Landlord.

          (d) Landlord may require Tenant to remove any and all Improvements from the Premises or, if Tenant fails to do so within ten (10) business days after Landlord's request, Landlord may do so at Tenant's expense.

          (e) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the reasonable amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

     17.  LATE CHARGE; INTEREST.
          ---------------------

          17.1 Late Charge.  Tenant acknowledges that the late payment of any
               -----------
Rent due hereunder will cause Landlord to incur expenses not contemplated by this Lease and that the exact amount of such expenses would be extremely difficult and impracticable to fix. Such expenses include processing and accounting charges, late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises and the loss of the use of delinquent Rent. Therefore, if any payment of Rent is not received by Landlord when due, Tenant shall pay to Landlord on demand as a late charge an additional amount equal to five percent (5%) of the overdue sum, which amount represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

          17.2 Interest.  In addition to the late charges referred to above,
               --------
which are intended to defray Landlord's costs resulting from late payments, any late payment of Rent shall, at Landlord's option, bear interest from the due date of any such payment to the date same is paid at eleven percent (11%) per annum (the "Interest Rate").

     18.  WAIVER.  No provisions of this Lease shall be deemed waived by
          ------
Landlord unless such waiver is in a writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of such Provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of Rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay Rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

     19.  ENTRY AND INSPECTION.  Upon reasonable verbal or written notice to
          --------------------
Tenant (except where in Landlord's judgment the existence of an emergency necessitates an immediate entry into the Premises without notice to avoid damage, loss or injury to persons or property or any part of the Premises), Landlord and its authorized representatives may enter the Premises, including the Building, at all reasonable times to determine whether the Premises are in good condition, to determine whether Tenant is complying with its obligations under this Lease, to perform any maintenance or repair of the Premises that Landlord has the right or obligation to perform, to serve, post or keep posted any notices required or allowed under the provisions of this Lease, to show the Premises to prospective brokers, agents, buyers, transferees, Mortgagees or tenants, or to do any other act or thing necessary for the safety or preservation of the Premises, upon giving reasonable prior notice to Tenant.

     Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises as provided in this Section. Landlord shall conduct its activities under this Section in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. When necessary for safety or emergency purposes, or as otherwise required by law, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities in the Premises without liability to Tenant by reason of such closure and without such action being construed as an eviction of Tenant or a release of Tenant from its obligations under this Lease. In no event shall Tenant be entitled to an abatement of rent on account of any entry by the Landlord.

     20.  SURRENDER, HOLDING OVER.
          -----------------------

          20.1 Surrender.  Upon the expiration or termination of this Lease,
               ---------
Tenant shall surrender the Premises and all Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease, Tenant shall remove from the Premises all Improvements and Alterations that Landlord requires be removed, by notice given to Tenant prior to such expiration or termination, and Tenant shall also remove from the Premises all Tenant's personal property and Trade Fixtures that Tenant has the right to remove under the provisions of this Lease. If such removal is not completed at the expiration or termination of this Lease, Landlord may remove the same at Tenant's expense. Tenant shall, at its expense, restore the Premises after such removal to the condition designated by Landlord and any damage to the Building caused by such removal shall be repaired promptly by Tenant or, if Tenant fails to do so, Landlord may do so at Tenant's expense. Upon expiration or termination of this Lease or of Tenant's possession, Tenant shall surrender all keys to the Premises or any other part of the Building and shall make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

          20.2  Holding Over.  If Tenant remains in possession of the Premises
                ------------
after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord, and Tenant shall continue to comply with or perform all the terms and obligations of the Tenant under this Lease, except that the Base Rent during Tenant's holding over shall be twice the greater of (i) Base Rent payable in the last month prior to the expiration or termination hereof, or (ii) the fair market rental, as reasonably determined by Landlord, for the Premises. Tenant shall indemnify and hold Landlord harmless from and against all Claims incurred by Landlord and arising directly or indirectly from Tenant's failure to timely surrender the Premises, including (a) any rent payable by or any loss, cost, or damages, including lost profits, claimed by any prospective tenant of the Premises, and
(b) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

     21.  SUBORDINATION; ATTORNMENT; NONDISTURBANCE.  This Lease is expressly
          -----------------------------------------
made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Premises or any interest of Landlord therein which is now existing or hereafter executed or recorded ("Encumbrance"), and any memorandum of this Lease, whether or not recorded in the public records of the county in which the Premises is located, shall so state; provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant covenants and agrees to execute and deliver, upon request by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Premises is transferred to any person ("Purchaser") pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the Purchaser, and this Lease shall continue in full force and effect as a direct lease been the Purchaser and Tenant on the terms and conditions set forth in this Lease.

     22.  MORTGAGE PROTECTION.  Tenant agrees to give any holder of any
          -------------------
Encumbrance covering any part of the Premises ("Mortgagee"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then Mortgagee shall have an additional thirty (30) days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

     23.  ESTOPPEL CERTIFICATES.  Upon ten (10) days' notice from Landlord,
          ---------------------
Tenant shall execute and deliver to Landlord, in form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the term of this Lease, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid Rent, whether either party hereto is in default under the terms of the Lease, whether Landlord has completed its construction obligations hereunder and any other information reasonably requested by Landlord. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Premises shall be entitled to rely upon any such certificate. Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Premises or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificates.

     24.  NOTICES.  Any notice, demand, request, consent, approval or
          -------
communication that either party desires or is required to give to the other party under this Lease shall be in writing and shall be sent, transmitted or delivered to such party by personal delivery, telecopy, independent messenger or courier service, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at the address set forth below the respective signatures to this Lease. Either party may change its address for notice by notifying the other party as provided in this Section. In the event Tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section. All notices will be effective (i) upon receipt if delivered personally or by independent messenger or courier service or sent by telecopy, and (ii) two (2) days after posting when sent via U.S. mail as provided above. In the event a party requests dual notices hereunder, such party will be bound by such notice from the earlier of the effective times of the dual notices.

     25.  ATTORNEYS' FEES.  If Tenant or Landlord brings any action for the
          ---------------
enforcement or interpretation of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorneys fees. The "prevailing party" will be determined by the court before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision.

     26.  QUIET POSSESSION.  Subject to Tenant's full and timely performance of
          ----------------
all its obligations under this Lease and subject to the terms of this Lease, Tenant shall have the quiet possession of the Premises throughout the term of this Lease as against any persons or entities lawfully claiming by, through or under Landlord. Tenant acknowledges, however, that this is an industrial building in an industrial area, and that the noise and activity common to or that might be reasonably or customarily be expected from industrial operations (including any operations conducted in the remainder of the Building) do not constitute a violation of Tenant's rights under this Section.

     27.  FORCE MAJEURE.  In the event Landlord or Tenant is delayed,
          -------------
interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Construction Rider, and such delay, interruption or prevention is due to fire, act of God, governmental act, strike, labor dispute, unavailability of materials or any other cause outside the reasonable control of such party (financial inability excepted), then the time for performance of the affected obligations of such party shall be extended for a period equivalent to the period of such delay, interruption or prevention.

     28.  RULES AND REGULATIONS.  Tenant shall be bound by and shall comply with
          ---------------------
the rules and regulations attached to and made a part of this Lease as Exhibit
                                                                       -------
C, as well as any reasonable rules and regulations hereafter adopted by Landlord
- -
for the Building, to the extent those rules and regulations are not in conflict with the terms of this Lease, upon notice to Tenant thereof (collectively, the "Building Rules"). Tenant's failure to comply with such Building Rules shall constitute a default under this Lease.

     29.  LANDLORD'S LIABILITY.  The term "Landlord," as used in this Lease,
          --------------------
shall mean only the owner or owners of the Premises at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Premises as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or their stockholders, directors or officers on account of any of Landlord's obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Building or the Premises, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Upon any conveyance of title to the Building or the Premises, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed Landlord's obligations to be performed under this Lease from and after the date of transfer, subject to the limitations on liability set forth above in this
Section 29.

     30.  CONSENTS AND APPROVALS.  Wherever the consent, approval, judgment or
          ----------------------
determination of Landlord is required or permitted under this Lease, such consent, approval, judgment or determination shall be reasonably made, unless the provision providing for the same specifies that Landlord may exercise its good faith business judgment or use another standard in granting or withholding such consent or approval or in making such judgment or determination. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to specific performance but not to monetary damages for such failure.

     The review and/or approval by Landlord of any item to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits hereto shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Premises under this Lease, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights hereunder.

     31.  BROKERS.  Tenant warrants and represents to Landlord that in the
          -------
negotiating or making of this Lease neither Tenant nor anyone acting on its behalf has dealt with any real estate broker or finder who might be entitled to a fee or commission for this Lease other than BT Commercial Real Estate, whose commission is to be paid by Colliers Parrish. Tenant shall indemnify, defend and hold Landlord harmless from and against any claim by any person or real estate broker that it is entitled to a commission in connection with this Lease as the result of the Tenant's dealings with such person.

     32.  RIGHTS RESERVED BY LANDLORD.  Landlord retains and shall have the
          ---------------------------
rights set forth below, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent:

          (a) To change the Building's name or street address.

          (b) To install, affix and maintain any and all signs on the exterior of the Building.

          (c) Except as otherwise provided herein, to grant to anyone the exclusive right to conduct any business or render any service in or to the Building and its tenants, provided such exclusive right shall not operate to require Tenant to use or patronize such business or service or to exclude Tenant from its use of the Premises expressly permitted herein.

     33.  HAZARDOUS MATERIALS.
          -------------------

          33.1 Definitions.
               -----------

          (a) "Hazardous Materials" shall mean any substance that now or in the future requires investigation or remediation under, or is regulated or defined as a hazardous waste or hazardous substance, by any governmental authority or instrumentality or any law, regulation, rule or order, or any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq., the Resource Conservation and Recovery Act, 42
                        -- ---
U.S.C. (S) 6901 et seq., the California Health and Safety Code, and the
                -- ---
California Water Code, or that is otherwise toxic, explosive, corrosive, flammable, infectious, mutagenic, radioactive, carcinogenic, a pollutant or a contaminant, including gasoline, diesel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

          (b) "Environmental Requirements" shall mean all present and future governmental laws, regulations, rules, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials, including common law tort principles (such as public and private nuisance and strict liability for conducting abnormally dangerous activities).

          (c) "Handle," "Handled," or "Handling" shall mean any installation, handling, generation, storing, treatment, use, disposal, discharge, release, manufacture, refinement, emission, abatement, removal, transportation, presence or migration of any Hazardous Materials, or any other activity of any type in connection with or involving Hazardous Materials.

          (d) "Tenant's Representatives," as used in this Section, shall mean all Tenant's officers, employees, contractors, representatives, assignees, sublessees, agents, invitees, and any trespassers on the Property.

          33.2 Tenant's Covenants.  Tenant and Tenant's Representatives shall
               ------------------
not Handle any Hazardous Materials at or about the Premises without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities (for example, copier fluids and cleaning supplies), may be used and stored at the Premises without Landlord's prior written consent.

     Prior to the commencement of the term of the Lease, and again prior to the execution of any agreement extending or renewing the Term or upon request by Landlord, Tenant shall deliver to Landlord copies of all permits, authorizations, plans and reports, and supporting documentation therefor, including any Hazards

Materials Management Plan, which are required by law or by any governmental authority with respect to Tenant's use or proposed use of the Premises, including any Handling of Hazardous Materials. The provisions of this Section shall apply to all Hazardous Materials, whether or not Landlord has given Tenant its consent to Handle such Hazardous Materials. Tenant's and Tenant's Representatives Handling of all Hazardous Materials shall comply at all times with all Environmental Requirements and Tenant shall, at its own expense, promptly take all actions required by any governmental authority in connection with Tenant's or Tenant's Representatives Handling of Hazardous Materials at or about the Premises. Tenant shall keep Landlord fully and promptly informed of all Handling of Hazardous Materials on the Premises, including notifying Landlord within twenty-four (24) hours of any spill, release, discharge, or emission.

     Tenant shall maintain, at its own expense, a written program to ensure and monitor Tenant's continued compliance with this Section and all Environmental Requirements. At Landlord's request, Tenant shall provide Landlord with a copy of such program, including monitoring results; provided, however, that Tenant acknowledges that such program will be supplied to Landlord solely for informational purposes, and that Landlord shall have no obligation to review the information provided, shall not be deemed to have approved or consented to any matter set forth therein, and shall have no liability for any deficiencies therein.

     Prior to the expiration or termination of the Lease, Tenant shall, at its sole expense, promptly remove from the Premises, using the then best available technology, all Hazardous Materials Handled by Tenant or Tenant's Representatives ("Lease Closure"), notwithstanding any lesser standard of removal or remediation which might be allowable under applicable law or governmental policies, and perform or cause to be performed all actions necessary, as determined by Landlord in its reasonable business judgment, to ensure that Lease Closure has been completed, including inspection, testing and post-Lease Closure monitoring. Tenant, at its sole expense, shall repair any damage caused by such work and unless otherwise requested by Landlord, shall close, at the completion of all testing and monitoring, in accordance with applicable law, any and all monitoring and extraction wells and boreholes installed as a result of or in connection with Tenant's occupancy of the Premises or otherwise installed by Tenant, or at Tenant's direction. All consultants or contractors performing work on behalf of Tenant pursuant to this Section shall be qualified and licensed to undertake the applicable work and shall be subject to Landlord's prior approval. All work required to be performed under this Section, and Tenant's and Tenant's Representatives Handling of all Hazardous Materials, shall be performed in a good, safe and workmanlike manner and in a manner that will not interfere with Landlord's use, operation, leasing or sale of the Premises or the use or occupancy of any other tenant of the Property.

     Tenant shall be responsible and liable for the compliance with all of the provisions of this Section by Tenant's Representatives.

          33.3  Compliance.  Tenant shall deliver to Landlord prior to delivery
                ----------
to, or promptly after receipt from, any governmental authority or other person or entity copies of all permits, manifests, closure or remedial action plans, notices, investigations, inquiries, claims, citations, summons, complaints, writs, orders and all other communications or documents relating to (a) the Handling of Hazardous Materials at or about the Premises or Property, (b) the actual, alleged or threatened violation of Environmental Requirements or (c) the liability of Tenant for Environmental Losses. Any communications, written or oral, regarding any release, discharge, emission or any other occurrence posing an imminent threat of damage or contamination to the Property or the environment shall be delivered or, if oral, communicated, to Landlord within twenty-four
(24) hours of receipt; all other communications shall be delivered to Landlord within five (5) days of receipt. Landlord shall have no obligation to review or evaluate any such communication and shall not be deemed to have approved, consented to or participated in any act or omission described or required by such communication.

     Tenant shall remove at its own expense, by bond or otherwise, all liens or charges of any kind filed or recorded against the Premises in connection with Tenant's or Tenant's Representatives' Handling of Hazardous Materials, within ten (10) days after the filing or recording of such lien or charge, and if Tenant fails to do so, Landlord shall have the right, but not the obligation, to remove the lien or charge at Tenant's expense in any manner Landlord deems expedient.

          33.4 Landlord's Rights.  Landlord and its representatives and
               -----------------
consultants shall have the right, but not the obligation, to enter the Premises at any reasonable time (a) to confirm Tenant's compliance with the provisions of this Section, including the right to physically investigate the condition of the Premises and review all permits, reports, plans, and other documents regarding the Handling of Hazardous Materials, and (b) to perform Tenant's obligations under this Section if Tenant has failed to timely do so. Tenant shall pay the costs of Landlord's consultants' fees and all other costs incurred by Landlord pursuant to clause (a) above if such investigation is undertaken because Landlord reasonably believes Tenant has failed to provide full and complete information regarding any release, discharge or other Handling of Hazardous Materials and shall pay, in any case, all such costs incurred pursuant to clause
(b). Landlord shall use reasonable efforts to minimize any interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

     Landlord shall have the right, but not the obligation, to require, annually during the term of the Lease and again within five (5) business days after the termination or expiration of the Lease, that a detailed review ("Environmental Audit") be undertaken to determine whether the Premises and Tenant and Tenant's Representatives' Handling of all Hazardous Materials comply with this Section. The Environmental Audit shall be conducted by independent, qualified, licensed environmental consultants selected by Tenant and acceptable to Landlord. If the consultants chosen by Tenant are unacceptable to Landlord, Landlord shall be entitled to engage its own consultants to conduct the Environmental Audit, and Tenant shall pay Landlord's consultants' fees and all costs incurred by Landlord in performing the Environmental Audit. The Environmental Audit shall include an inspection of the Premises, interviews with the occupants of the Premises and any other matters which the consultants believe, in the exercise of their professional judgment, are necessary to ascertain whether the Premises are in compliance with this Section, including the installation of monitoring wells, and seats and water testing. Tenant shall fully cooperate with the consultants and comply with all information requests. After the completion of the Environmental Audit, a written report shall be prepared and copies shall be distributed to both Landlord and Tenant.

     If the Premises are not in compliance with this Section, Tenant shall promptly take all action necessary to bring the Premises into compliance with this Section, including all testing, removal and remediation.

          33.5 Landlord's Representations and Warranties as to Hazardous
               ---------------------------------------------------------
Materials.  Landlord makes no representation and assumes no obligation regarding
- ---------
the presence or absence of toxic or hazardous wastes or substances or other undesirable material on or about the Premises. Tenant acknowledges that Landlord has requested Tenant to inspect fully the Premises and investigate all matters relevant thereto and to rely solely upon the results of such inspection and investigation rather than any representation that may have been made by Landlord or its agents.

          33.6 Tenant's Indemnification.  In addition to, and not in derogation
               ------------------------
of any other indemnification contained in the Lease, Tenant agrees to indemnify, defend and hold harmless Landlord, its successors and assigns, and its and their trustees, beneficiaries, directors, officers, shareholders, employees, agents, and partners from all costs, expenses, damages, liabilities, claims, fines, penalties, interest, judgments, and losses of any kind arising from or in any way related to Tenant's or Tenant's Representatives' Handling of Hazardous Materials or failure to comply in full with this Section (collectively, "Environmental Losses"), including consequential damages, damages for personal or bodily injury, property damage, damage to natural resources occurring on or off the Premises, encumbrances, liens, costs and expenses of investigations, monitoring, clean up, removal or remediation of Hazardous Materials, defense costs of any claims (whether or not such claim is ultimately defeated), good faith settlements, attorneys' and consultants' fees and costs, and losses attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises, whether or not such Environmental Losses are contingent or otherwise, matured or unmatured, foreseeable or unforeseeable.

          33.7 Insurance.  Tenant shall maintain insurance with coverage of no
               ---------
less than Five Million and No/100 Dollars ($5,000,000) insuring against Environmental Losses which may result from the presence or other Handling of

Hazardous Materials on or about the Premises by Tenant or Tenant's Representatives. Such policy of insurance shall name Landlord as additional insured and the proceeds thereunder shall be payable notwithstanding any act, omission or negligence of Landlord, Tenant or Tenant's Representatives, or their respective employees, agents, invitees or contractors. Such policy of insurance shall otherwise comply with the provisions of Section 12 of this Lease. If such insurance is written on a "claims-made" basis, Tenant shall maintain such insurance for a period of five (5) years after the expiration or earlier termination of the Lease. If Tenant fails to maintain such insurance, Landlord shall be entitled to do so at Tenant's expense.

          33.8 Tolling.  Landlord and Tenant agree that the statute of
               -------
limitations shall be tolled from the Commencement Date through the expiration or termination of the Lease (including any renewal or extension periods), for any and all claims either may have against the other arising out of any leak, release or discharge of Hazardous Materials at the Property, or in connection with any remediation of any such leak, release or discharge.

          33.9 Survival.  Tenant's obligations under this Section shall survive
               --------
the expiration or termination of the Lease.

     34.  SECURITY DEPOSIT.  On execution of this Lease, Tenant shall deposit
          ----------------
with Landlord Fifty-Seven Thousand Two Hundred Thirteen Dollars ($57,213.00) as a security deposit for the performance by Tenant of the provisions of this Lease. Landlord may use the security deposit or any portion thereof to cure any Event of Default under this Lease or to compensate Landlord for any damage it incurs as a result of Tenant's failure to perform any of its obligations hereunder. In such event Tenant shall immediately pay to Landlord an amount sufficient to replenish the security deposit to the sum initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return to Tenant the security deposit or the balance thereof then held by Landlord. Landlord may commingle the security deposit with Landlord's general and other funds. Upon termination of Landlord's interest in the Property, whether by sale of the Property or otherwise, Landlord shall have no further obligation to Tenant with respect to the security deposit or any other sums due hereunder and prepaid by Tenant upon transfer of the security deposit to Landlord's successor in interest. Provided Tenant is not in default of the Lease in the 12th month of the lease, one third of the Security Deposit shall be applied to the 13th month's rent. Additionally, provided Tenant is not in default of the Lease in the 24th month, one third of the Security Deposit shall be applied to the 25th month's rent.

     35.  TENANT'S FINANCIAL CONDITION.  Tenant shall deliver Tenant's financial
          ----------------------------
statements to Landlord on a quarterly basis. In addition, within ten (10) days after written request from Landlord, Tenant will deliver such monthly financial statements as Landlord reasonably requires to verify the financial condition of tenant or any assignee, subtenant or guarantor of tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Premises. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

     36.  ENTIRE AGREEMENT.  This Lease, including the Exhibits and any addenda
          ----------------
attached hereto and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of the Premises by Tenant, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Building, the Premises or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant.

     37.  MISCELLANEOUS.  This Lease may not be amended or modified except by a
          -------------
writing signed by Landlord and Tenant. Subject to Sections 15 "Assignment and Subletting" and 29 "Landlord's Liability," this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void,' invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease or the same provisions under other circumstances. So as to avoid the rule against perpetuities, in all events if the Commencement Date has not occurred within the period provided by Civil Code (S) 715, all rights and obligations of the parties hereunder shall terminate. This Lease shall be construed and interpreted in accordance with the laws of the state of California. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. When required by the contents of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to," the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. If there be more than one person or entity as Tenant hereunder, the obligations imposed hereunder shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease.

     38.  Authority.  If the Tenant is a corporation or a partnership, each of
          ---------
the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request, with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

Landlord:                                 Tenant:

BRE PROPERTIES, INC.,                     ---------------------------------
a Delaware corporation                    a
                                            -------------------------------

By:                                       By:
   -------------------------------           ------------------------------
    Ronald P. Wargo
    Senior Vice President                 Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

By:
   -------------------------------
    Bruce E. Rueppel
    Vice President



Address for Notices                       Address for Notices:
One Montgomery Street
Telesis Tower, Suite 2500                 -------------------------------
San Francisco, CA  94104                  -------------------------------
Attention:  Ronald P. Wargo               -------------------------------

                                   EXHIBIT A
                                   ---------

                       ATTACHED TO AND FORMING A PART OF

                                LEASE AGREEMENT

                    DATED AS OF ____________________________

                                    BETWEEN

                       BRE PROPERTIES, INC., AS LANDLORD

                                      AND

                            PRIMAX ELECTRONICS, INC.

                              AS TENANT ("LEASE")


                                  THE PREMISES
                                  ------------

                                   EXHIBIT B
                                   ---------

                       ATTACHED TO AND FORMING A PART OF

                                LEASE AGREEMENT

                    DATED AS OF ____________________________

                                    BETWEEN

                       BRE PROPERTIES, INC., AS LANDLORD

                                      AND

                            PRIMAX ELECTRONICS, INC.

                              AS TENANT ("LEASE")


                               CONSTRUCTION RIDER
                               ------------------

     1.   Improvements.  Landlord shall, with reasonable diligence thorough a
          ------------
contractor designated by Landlord, perform the work provided for in this Construction Rider ("Improvements").

          1.1  Plans.  The conceptual space plan ("Space Plan") for the Premises
               -----
is attached as Schedule 1 hereto, which Space Plan has been approved by Tenant. Landlord has caused to be prepared and delivered to Tenant detailed plans and specifications sufficient to permit the construction of the Improvements by Landlord's contractor based on the Space Plan ("Construction Documents"), together with a cost estimate for such work, both of which have been approved by Tenant. The Construction Documents and cost estimate, as approved by Tenant, are hereinafter referred to as the Final Construction Documents and Final Cost Estimate, respectively.

     Additional interior decorating services and advice on the furnishing and decoration of the Premises, such as the selection of fixtures, furnishings, or other improvements required by Tenant, shall be provided to Tenant at Tenant's expense, but shall be subject to the reasonable approval of Landlord.

          1.2  Construction.  Upon completion of the Final Construction
               ------------
Documents, Landlord shall proceed with reasonable diligence to cause the Improvements to be Substantially Completed on or prior to the Scheduled Commencement Date. The Improvements shall be deemed to be "Substantially Completed" when they have been completed in accordance with the Final

Construction Documents except for finishing details, minor omissions, decorations, and mechanical adjustments of the type normally found on an architectural "punch list". The punch list work shall be completed to Tenant's reasonable satisfaction within sixty (60) business days after the preparation of the punch list.

     Following Substantial Completion of the Improvements and within thirty (30) days after Tenant takes possession of the Premises, Landlord and Tenant shall inspect the Premises and jointly prepare a "punch list" of agreed items of construction remaining to be completed. Landlord shall complete the items set forth in the punch list as soon as reasonably possible. Tenant shall cooperate with and accommodate Landlord and its workers in completing the items on the punch list.

          1.3  Cost of Improvements.
               --------------------

          (a) The cost of the construction and installation of the Improvements (which cost shall include, without limitation, all architectural fees, permitting fees, governmental requirements and utility hookup fees) shall be paid as follows: For the first $146,700 in costs, Landlord will pay 100% of each payment due to the contractor. Tenant will bear all costs of the Improvements in excess of $146,700 and shall pay such costs as and when due to the contractor. Landlord will use reasonable care in preparing its cost estimates, but they are estimates only and do not limit Tenant's obligation to pay Tenant's costs of the Improvements, whether or not it exceeds the estimated amounts.

          1.4  Changes.  If Tenant requests any change, addition or alteration
               -------
in or to any Final Construction Documents ("Changes"), Landlord shall cause the Space Planner to prepare additional Plans implementing such Change. As soon as practicable after the completion of such additional Construction Documents, Landlord shall notify Tenant of the estimated cost of the Changes. Within three
(3) business days after receipt of such cost estimate, Tenant shall notify Landlord in writing whether Tenant approves the Change. If Tenant approves the Change, Landlord shall proceed with the Change and Tenant shall pay for any cost resulting from the Change within five (5) business days after demand, including any costs of revising the Construction Documents, but only to the extent such costs would cause the aggregate cost of the Improvements to exceed $146,700; provided, however, that no work shall commence on the Change until Tenant pays any such excess cost. If Tenant fails to approve the Change within such three
(3) day period, construction of the Improvements shall proceed as provided in accordance with the original Construction Documents.

          1.5  Delays.  Tenant shall be responsible for, and shall pay to
               ------
Landlord (to the extent such costs would cause the aggregate cost of the Improvements to exceed $146,700), in the commencement or completion of any Improvements and any increase in the cost of the Improvements caused by (i) Tenant's failure to submit information or approve any Construction Documents or cost estimates within the time periods required herein, (ii) any changes, including any delays in obtaining any items or materials constituting part of the Changes requested by Tenant, or (iii) any other delay requested or caused by Tenant (collectively, "Tenant Delays").

     2.   Commencement Date.  Upon Substantial Completion of the Improvements,
          -----------------
Landlord shall deliver possession of the premisses to Tenant. If Landlord has not Substantially Completed the Improvements and tendered possession of the Premises to Tenant on or before the Scheduled Commencement Date specified in
Section 2 of the Lease, or if Landlord is unable for any other reason to deliver possession of the Premises to Tenant on or before such date, neither Landlord nor its representatives shall be liable to Tenant for any damage resulting from the delay in completing such construction obligations and/or delivering possession to Tenant, and the Lease shall remain in full force and effect unless and until it is terminated under the express provisions of this Paragraph. If any delays in Substantially Completing the Improvements are attributable to Tenant Delays, then the Premises shall be deemed to have been Substantially Completed and delivered to Tenant on the date on which Landlord could have Substantially Completed the Premises and tendered the Premises to Tenant but for such Tenant Delays.

     Notwithstanding the foregoing, if the Commencement Date has not occurred or been deemed to have occurred within one hundred twenty (120) days after the Scheduled Commencement Date, either party, by written notice to the other given within ten (10) days after the expiration of such one hundred twenty (120) day period, may terminate this Lease, and thereupon neither party shall have any liability to each other with respect to this Lease.

     3.   Access to Premises.  Landlord shall allow Tenant or Tenant's
          ------------------
Representatives to enter the Premises prior to the Commencement Date to permit Tenant to make the Premises ready for its use and occupancy; provided, however, that prior to such entry of the premises, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant's insurance, as described in
Section 12.1 of the Lease, shall be in effect as of the time of such entry. Such permission may be revoked at any time upon twenty-four (24) hours' notice, and Tenant and its Representatives shall not interfere with Landlord or Landlord's contractor in completing the Improvements.

     Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry of the Premises by Tenant or its Representatives.

          4.  Ownership of Improvements.  All Improvements shall become a part
              -------------------------
of the Premises, shall be the property of Landlord shall be surrendered by Tenant with the Premises without any compensation to Tenant, or removed at Landlord's request, at the expiration or termination of the Lease in accordance with Section 20.

                                   EXHIBIT C
                                   ---------

                       ATTACHED TO AND FORMING A PART OF

                                LEASE AGREEMENT

                    DATED AS OF ____________________________

                                    BETWEEN

                       BRE PROPERTIES, INC., AS LANDLORD

                                      AND

                            PRIMAX ELECTRONICS, INC.

                              AS TENANT ("LEASE")


                                 BUILDING RULES
                                 --------------


     The following Building Rules are additional provisions of the foregoing Lease to which they are attached. The capitalized terms used herein have the same meanings as these terms are given in the Lease.

     1.   No Access to Roof.  Subject to the terms of Section 35 "Antenna
          -----------------
Equipment" of the lease, Tenant has no right of access to the roof of the Building and will not install, repair or replace any antenna, aerial, aerial wires, fan, air conditioner or other device on the roof or the Building, without the prior written consent of Landlord. Any such device installed without such written consent is subject to removal at Tenant's expense without notice at any time. In any event Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use, repair, maintenance or removal of such devices on the roof and agrees to indemnify and hold harmless Landlord from any Claims arising from any activities of Tenant or of Tenant's Representatives on the roof of the Building.

     2.   Signage.  No sign, placard, picture, name, advertisement or notice
          -------
visible from the exterior of the Premises will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Building or the Property without the prior written consent of Landlord, which shall not be withheld so long as such signage meets with all required governmental approvals, including without limitation the City of Sunnyvale. Landlord reserves the right to adopt and furnish Tenant with general guidelines relating to signs in or on the Building and Property.

All approved signage will be inscribed, painted or affixed at Tenant's expense by a person approved by Landlord, which approval will not be unreasonably withheld.

     3.   Prohibited Uses.  The Premises will not be used for the storage of
          ---------------
merchandise held for sale to the general public, for lodging or for the sale of goods to the general public. Tenant will not permit any food preparation on the Premises, except that Tenant may use Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages and for the heating of food so long as such use is in accordance with all applicable Legal Requirements.

     4.   Keys and Locks.  Landlord will furnish Tenant, free of charge, five
          --------------
keys to each door or lock in the Premises. Landlord may make a reasonable charge for any additional or replacement keys. Tenant will not duplicate any keys, alter any locks or install any new or additional lock or bolt on any door of its Premises or on any other part of the Building without the prior written consent of Landlord and, in any event, Tenant will provide Landlord with a key for any such lock. On the termination of the Lease, Tenant will deliver to Landlord all keys to any locks or doors in the Building which have been obtained by Tenant.

     5.   Nuisances and Dangerous Substances.  Tenant will not conduct itself or
          ----------------------------------
permit its agents, employees, contractors or invitees to conduct themselves, in the Premises or anywhere on or in the Premises in a manner which is offensive or unduly disturbing or annoying to adjoining neighbors. Tenant will not bring or keep any animals in or about the Premises.

                                   EXHIBIT D
                                   ---------

                               GUARANTY OF LEASE
                               -----------------

     This Guaranty of Lease is executed by ____________________________ ____________________________, a __________________________________________
("Guarantor") in favor of BRE Properties, Inc., a Delaware corporation ("Landlord").

                                    RECITAL

     As a condition to Landlord's entering into that certain Lease (the "Lease") dated March ______________, 1995, between Landlord and Primax Electronics, Inc., as tenant ("Tenant") for approximately 29,340 square feet of space (the "Premises") in the building located at 525 Almanor Avenue, Sunnyvale, California, Landlord is requiring Guarantor to guarantee Tenant's obligations under the Lease, and would not execute such lease without the guarantee. Guarantor will derive substantial benefit from the Lease by virtue of [owning ____% of the outstanding stock of Tenant, or similar benefit].

     NOW, THEREFORE, as a material inducement to Landlord's agreement to enter into the Lease, Guarantor agrees as follows:

     1.   Guaranty.  Guarantor hereby agrees to unconditionally guarantee the
          --------
prompt, full and complete performance of all of the obligations of Tenant under the Lease. If Tenant at any time fails to make any payment under the Lease when due or fails to perform or comply with any covenant, condition or term of the Lease, Guarantor will, upon notice from Landlord and without further demand, pay, perform or comply with the same in the same manner and to the same extent as is required of Tenant.

     2.   Covenants and Acknowledgments.  Guarantor further agrees that:
          -----------------------------

          (a) The Lease may be modified or amended in whole or in part without notice to Guarantor and without releasing Guarantor or affecting its obligations under this Guaranty in any way.

          (b) Landlord may, from time to time, and without notice to Guarantor, release any security that Landlord may have for the obligations of Tenant under the Lease or accept security therefor, add, substitute or release guarantors, or compromise or settle any amount due or owing or claimed to be owing under the Lease. No such action by Landlord or any other action which Landlord may take or omit to take in connection with the Lease shall affect this Guaranty or Guarantor's obligations in any way.

          (c) Guarantor expressly waives (i) notice of acceptance of this Guaranty, (ii) notice of Tenant's default in the payment of rent or other sums required under the Lease, (iii) notice of demand by Landlord and (iv) diligence of collecting any sums due under the Lease or the taking of any action with reference to any default under the Lease or to any liability under this Guaranty.

          (d) Landlord has no duty to disclose to Guarantor any information it receives regarding the financial status of Tenant, whether or not such information indicates that the risk of Guarantor under this Guaranty has been or may be increased. Guarantor assumes full responsibility for being and keeping informed of Tenant's financial condition, Tenant's performance under the Lease, and Tenant's use and operation of the Leased Premises.

          (e) Guarantor hereby subordinates all its claims for payment or liens securing indebtedness of Tenant to Guarantor, if any, to Landlord's right to receive payment from Tenant of all sums due under the Lease.

          (f) The obligations of Guarantor under this Guaranty are primary and are independent of the obligations of Tenant, and Landlord may directly enforce its rights under this Guaranty without proceeding against or joining Tenant, without applying or enforcing any security for the Lease, and without first proceeding against Tenant.

          (g) Guarantor's obligations hereunder shall not be affected by any bankruptcy, insolvency, or reorganization of Tenant or any successor or assignee of the Tenant or by any disaffirmance or abandonment by a trustee of Tenant.

          (h) Landlord may, without notice, assign this Guaranty in whole or in part. No assignment or transfer of the Lease by Landlord or by Tenant or any subletting by Tenant shall extinguish or reduce the liability of Guarantor hereunder.

     3.   Miscellaneous.
          -------------

          (a) This Guaranty shall inure to the benefit of any person or persons, entity or entities who at any time may be entitled to the benefits of, and obligated to perform the duties of, Landlord under the Lease and shall be binding upon the heirs, administrators, successors and assigns of Guarantor.

          (b) Guarantor agrees to pay all costs and expenses, including court costs and attorneys' fees, incurred or paid by Landlord in enforcing this Guaranty or collecting any sums due hereunder.

          (c) This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived except by a writing signed by Landlord.

          (d) If any term or provision of this Guaranty is ever determined to be illegal or unenforceable, all other terms and provisions of this Guaranty shall remain effective and enforceable to the fullest extent permitted by law.

          (e) This Guaranty and the rights and obligations of Guarantor and Landlord under this Guaranty shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, this Guaranty has been executed by Guarantor, effective as of ____________________________, 19____.


                                   Guarantor

                                   ----------------------------------

                                   ----------------------------------

                                   ----------------------------------


                                   By:
                                      -------------------------------

                                   Name:
                                        -----------------------------

                                   Title:
                                         ----------------------------



                                   Address of Guarantor:

                                   ----------------------------------

                                   ----------------------------------

                                   ----------------------------------